UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2024
____________________

AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 26th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

________________________________________________________________________________

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 26, 2024, AlTi Global, Inc. (the “Company”), held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the proposals submitted to a vote for the Company’s stockholders at the Annual Meeting are set forth below. Each proposal is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on May 10, 2024 (the “Proxy Statement”).

Proposal 1: To vote to elect as directors the six nominees named in the Proxy Statement for a term of office expiring at the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Director	For	Withheld	Broker Non-Votes
Ali Bouzarif	100,574,606	2,441,457	3,400,247
Norma Corio	102,772,042	244,021	3,400,247
Mark Furlong	102,783,940	232,123	3,400,247
Timothy Keaney	95,895,169	7,120,894	3,400,247
Michael Tiedemann	95,921,431	7,094,632	3,400,247
Tracey Brophy Warson	102,527,182	488,881	3,400,247

Proposal 2: To approve, for purposes of complying with Nasdaq Rule 5635(b), the issuance of shares of Class A Common Stock and Series A Preferred Stock to Allianz Strategic Investments S.à.r.l., including shares of Class A Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of warrants to purchase Class A Common Stock.

For	Against	Abstain	Broker Non-Votes
95,973,732	7,040,385	1,946	3,400,247

Proposal 3: To approve an amendment to the Certificate of Incorporation of the Company to authorize a new class of common stock to be designated Class C Non-Voting Common Stock.

For	Against	Abstain	Broker Non-Votes
95,866,268	6,941,074	208,721	3,400,247

Proposal 4: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

For	Against	Abstain	Broker Non-Votes
106,266,338	149,972	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024	ALTI GLOBAL, INC.
/s/ Colleen Graham

Name: Colleen Graham
Title: Global General Counsel